Cash and cash equivalents - Summary of Detailed Information of Cash and Cash Equivalents (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
Disclosure Of Cash And Cash Equivalents Line Items
Cash at bank	¥ 432,892		¥ 512,453
Deposits held at licensed payment platforms	3,350		898
Total	¥ 436,242	$ 61,443	¥ 513,351	$ 72,304	¥ 8,489	¥ 3,665